FORM 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2026

Picard Medical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42801	86-3212894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1992 E Silverlake Tucson AZ, 85713
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (520) 545-1234

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PMI	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On August 19, 2026, Picard Medical, Inc. (the "Company") published an investor presentation (the "Presentation") that it plans to use for investor relations and other purposes. A copy of the presentation is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this report and the exhibit attached hereto shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Investor Presentation (August 19, 2026)
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Picard Medical, Inc.

By:	/s/ Georgina Smith
Name:	Georgina Smith
Title:	Chief Accounting Officer

Dated: August 19, 2026